PREMIER EQUITY FUNDS, INC.
                        PREMIER AGGRESSIVE GROWTH FUND
                        PREMIER GROWTH AND INCOME FUND

                        CLASS A, CLASS B, CLASS C AND CLASS R
                                      PART B
                        (STATEMENT OF ADDITIONAL INFORMATION)
                                FEBRUARY 1, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier Aggressive Growth Fund and Premier Growth and Income Fund (each, a "Fund") of Premier Equity Funds, Inc. (the "Company"), dated February 1, 1997, as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.


                           TABLE OF CONTENTS
                                                              Page
Investment Objective and Management Policies. . . . . . . .   B-2
Management of the Company . . . . . . . . . . . . . . . . .   B-14
Management Agreement. . . . . . . . . . . . . . . . . . . .   B-18
Purchase of Shares. . . . . . . . . . . . . . . . . . . . .   B-20
Distribution Plan and
  Shareholder Services Plan . . . . . . . . . . . . . . . .   B-22
Redemption of Shares. . . . . . . . . . . . . . . . . . . .   B-24
Shareholder Services. . . . . . . . . . . . . . . . . . . .   B-25
Determination of Net Asset Value. . . . . . . . . . . . . .   B-29
Dividends, Distributions and Taxes. . . . . . . . . . . . .   B-30
Portfolio Transactions. . . . . . . . . . . . . . . . . . .   B-32
Performance Information . . . . . . . . . . . . . . . . . .   B-33
Information About the Funds . . . . . . . . . . . . . . . .   B-35
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . . .   B-35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . .   B-37
Financial Statements. . . . . . . . . . . . . . . . . . . .   B-44
Report of Independent Auditors. . . . . . . . . . . . . . .   B-57
                                                              and B-68

                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     American, European and Continental Depositary Receipts. (All Funds) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. (All Funds) The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Closed-End Investment Companies. Premier Aggressive Growth Fund may invest in securities issued by open-end and closed-end investment companies and Premier Growth and Income Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.


     Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. (All Funds) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Leverage. (All Funds) For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.

     Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

     Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. (Premier Aggressive Growth Fund only) In connection with its securities lending transactions, Premier Aggressive Growth Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. (All Funds) A Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. (All Funds) A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Premier Growth and Income Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. (All Funds) A Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     A Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Fund may incur losses.

     Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. (All Funds) A Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment but the Fund does not make a payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Funds' custodian bank.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Convertible Debt Securities. (Premier Growth and Income Fund only) The Fund is permitted to invest in convertible debt securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff," and with the other rating agencies, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Convertible Debt Securities" in Premier Growth and Income Fund's Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering.
Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

     Premier Growth and Income Fund only. The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                   *  *  *

     Premier Aggressive Growth Fund only. The Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 13 is not a fundamental policy and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of any one issuer (except securities of the United States Government or any instrumentality thereof) nor purchase more than 10% of the voting securities of any one issuer.

     2. Purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

     3. Purchase securities of other investment companies, except as they may be acquired by purchase in the open market involving no commissions or profits to a sponsor or dealer (other than the customary broker's commission) or except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     4. Purchase or retain the securities of any issuer if those officers or directors of the Company or the Manager owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     5. Purchase, hold or deal in commodities or commodity contracts, except as set forth in the Fund's Prospectus and Statement of Additional Information, or in real estate (except for corporate office purposes), but this shall not prohibit the Fund from investing in marketable securities of companies engaged in real estate activities or investments.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Lend any funds or other assets, except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or the purchase of bankers' acceptances and commercial paper of corporations. However, the Company's Board may, on the request of broker-dealers or other institutional investors which it deems qualified, authorize the Fund to lend securities, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets.

     8.   Act as an underwriter of securities of other issuers.

     9. Purchase from or sell to any of the Company's officers or directors or firms of which any of them are members any securities (other than capital stock of the Company).

     10. Invest in the securities of a company for the purpose of management or the exercise of control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its own views.

     11. Engage in the purchase and sale of put and call options or in writing such options, except as set forth in the Fund's Prospectus and Statement of Additional Information.

     12. Concentrate its investments in any particular industry or industries, except that the Fund may invest as much as 25% of the value of its total assets in a single industry.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     Premier Aggressive Growth Fund also has undertaken not to purchase warrants which, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities shall not be subject to such percentage restriction.

                                   *  *  *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.


                          MANAGEMENT OF THE COMPANY

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Company

* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Board Member.  Chairman and Chief Executive Officer of
     AT&T Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Board Member of the Swedish-American Line for the United States and Canada. He is 75 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co. Ltd. and Cooke & Bieler, Inc., investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Board Member.  President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
     Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 71 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry
     R. Luce Professor of Urban Values at New York University. Mr. Kristol is 76 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, and Tularik, Inc., a biotechnology company, and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Dr. Marks is 69 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is 56 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc.; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a member of the Chemical Bank National Advisory Board and a director of The New Germany Fund, Mountasia Entertainment International, Inc. and the Lillian Vernon Corporation. Mr. Wasserman is 63 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

     For so long as the Company's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended September 30, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                        Total Compensation
                                                        From Company and
                              Aggregate                 Fund Complex
Name of Board                 Compensation              Paid to Board
Member                        From Company*             Member

Joseph S. DiMartino           $8,750                   $448,618 (94)

David P. Feldman              $7,000                   $113,783 (37)

John M. Fraser, Jr.           $7,000                   $58,606 (12)

Robert R. Glauber             $7,000                   $97,503 (20)

James F. Henry                $7,000                   $53,500 (10)

Rosalind Gersten Jacobs       $6,500                   $92,500 (20)

Irving Kristol                $7,000                   $53,500 (10)

Dr. Paul A. Marks             $7,000                   $49,427 (10)

Dr. Martin Peretz             $7,000                   $53,500 (10)

Bert W. Wasserman             $7,000                   $54,739 (10)


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $572 for all Board members as a group.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of the Distributor and an officer of other investment companies advised or administered by the Manager. He is also Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 27 years old.

ELIZABETH KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

RICHARD INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of the Distributor and an officer of other investment companies advised or administered by the Manager. He is also Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is also Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.

     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on January 10, 1997.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

     Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended December 11, 1995, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994 in respect of Premier Aggressive Growth Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 29, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940
Act).

     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-- Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Funds' portfolio managers are Richard B. Hoey (with respect to Premier Aggressive Growth Fund and Premier Growth and Income Fund), Donald C. Geogerian (with respect to Premier Aggressive Growth Fund) and Michael L. Schonberg (with respect to Premier Aggressive Growth Fund). The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of Premier Aggressive Growth Fund's and Premier Growth and Income Fund's average daily net assets. For the fiscal years ended September 30, 1994, 1995 and 1996, the management fees paid by the Company for Premier Aggressive Growth Fund amounted to $4,509,012, $4,287,150 and $3,965,630, respectively. For the period December 29, 1995 (commencement of operations) to September 30, 1996, the management fee payable by the Company for Premier Growth and Income Fund amounted to $174,196 which was reduced by $93,014 pursuant to an undertaking by the Manager, resulting in a net management fee of $81,172.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, with respect to Class A of Premier Aggressive Growth Fund,
1-1/2% of the average value of such Fund's net assets attributable to its Class A shares or, with respect to each other Class of Premier Aggressive Growth Fund and with respect to each other Fund, the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     For the period from August 24, 1994 through September 30, 1994, the Distributor retained $191 from sales loads on Premier Aggressive Growth Fund shares. For the fiscal years ended September 30, 1995 and 1996, no amount was retained by the Distributor from sales loads on Premier Aggressive Growth Fund shares. For the period from October 1, 1993 through August 23, 1994, Dreyfus Service Corporation, as the Company's distributor during such period, retained $934,357 from sales loads on Premier Aggressive Growth Fund Shares. For the period from December 29, 1995 through September 30, 1996, no amount was retained by the Distributor from sales loads on Class A shares of Premier Growth and Income Fund. For that same period the Distributor retained $23,871 and $5,484 from contingent deferred sales charges on Class B and Class C shares of Premier Growth and Income Fund.

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of a Class A share on September 30, 1996 for Premier Aggressive Growth Fund and for Premier Growth and Income Fund:

                                 Premier Aggressive    Premier Growth
                                   Growth Fund*        and Income Fund

     Net Asset Value per Share. .    $14.81           $18.45

     Per Share Sales Charge - 5.75%
        of offering price (6.10% of
        net asset value per share).  $   .90          $ 1.13

     Per Share Offering Price to
        the Public. . . . . . . .    $15.71           $19.58
_____________________
* Class A shares of Premier Aggressive Growth Fund purchased by shareholders beneficially owning Fund shares on December 31, 1995 or November 30, 1996, are subject to a different sales load schedule, as described under "How to Buy Shares--Class A Shares" in the Fund's Prospectus.


     TeleTransfer Privilege. A TeleTransfer purchase order may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to Class B and Class C shares (the "Plan") of each Fund pursuant to which the Company pays the Distributor for distributing the relevant Class of shares. The Company's Board believes that there is a reasonable likelihood that Plan will benefit each Fund and the holders of Class B and Class C shares.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such shares and that other material amendments of the Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved by the Board at a meeting held on May 29, 1996. As to each Fund, the Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and Class C shares of such Fund.

     For the period from January 3, 1996 (commencement of initial offering of Class B and Class C) through September 30, 1996 the amounts payable under the Distribution Plan for Class B and Class C shares of Premier Aggressive Growth Fund were $35 and $40, respectively. For the period from December 29, 1995 (commencement of operations) through September 30, 1996, the amounts payable under the Distribution Plan for Class B and Class C shares of Premier Growth and Income Fund were $86,590 and $8,834, respectively.

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan with respect to each Fund, pursuant to which the Company pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on May 29, 1996. As to each Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     With respect to Class A shares of Premier Aggressive Growth Fund, for the period January 2, 1996 (effective date of the Shareholder Services
Plan) through September 30 1996, the Company was charged $975,463. With respect to Class B and Class C shares of the Premier Aggressive Growth Fund, for the period January 3, 1996 (commencement of initial offering) through September 30, 1996, the Company was charged $12 and $13, respectively. With respect to Class A, Class B and Class C shares of Premier Growth and Income Fund, for the period December 29, 1995 (commencement of operations of the Fund) through September 30, 1996, the Company was charged $25,466, $28,863 and $2,945, respectively.

     Prior Shareholder Services Plan. As of January 1, 1996, the Company terminated its then-existing Shareholder Services Plan pursuant to which the Premier Aggressive Growth Fund reimbursed Dreyfus Service Corporation certain allocated expenses of providing personal services and/or maintaining shareholder accounts at an annual rate of up to .25 of 1% of the value of the Premier Aggressive Growth Fund's total assets. For the period from October 1, 1995 through January 1, 1996, Premier Aggressive Growth Fund paid Dreyfus Service Corporation $190,772 pursuant to such plan.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                             Transfer Agent's
          Transmittal Code                   Answer Back Sign

              144295                          144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Company has committed to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.
In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer
Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $1,000 invested among the funds in the Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.


     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Company believes that Premier Aggressive Growth Fund and Premier Growth and Income Fund each have qualified for the fiscal year ended September 30, 1996 as a "regulated investment company" under the Code. Each of these Funds intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     A Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities.
Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate of Premier Aggressive Growth Fund and Premier Growth and Income Fund generally should not exceed 150% and 250%, respectively. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     In connection with its portfolio securities transactions for the fiscal years ended September 30, 1994, 1995 and 1996, Premier Aggressive Growth Fund paid total brokerage commissions of $1,406,201, $2,535,450 and $2,061,365, respectively. The increase in brokerage commissions in fiscal 1995 resulted from an increase in trading activity to take advantage of favorable market conditions. For the period December 29, 1995 (commencement of operations) to September 30, 1996, Premier Growth and Income Fund paid total brokerage commissions of $204,850. These amounts do not include gross spreads and concessions in connection with principal transactions which, with respect to Premier Aggressive Growth Fund, where determinable, totalled $609,493, $365,417 and $2,894,060 for the fiscal years ended September 30, 1994, 1995 and 1996, respectively. With respect to Premier Growth and Income Fund, the amount of gross spreads and concessions in connection with principal transactions, were determinable, totalled $798,333. None of the aforementioned amounts were paid to the Distributor.

                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     For the 1, 5 and 10 year periods ended September 30, 1996, the average annual total return for the Class A shares of Premier Aggressive Growth Fund was -5.19%, 5.69% and 8.49%, respectively.

     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

     The total return for each Fund for the indicated period ended September 30, 1996 was as follows:

               Aggregate Total        Aggregate Total          Average
               Return Since           Return Since             Annual
               Inception Based on     Inception Based on       Total Return
               Net Asset Value        Maximum Offering Price   Since Inception*

Premier Aggressive
 Growth Fund

     Class A (1)  1,550.91%            1,476.50%                  -
     Class B (2)    - 0.74             - 4.71                  - 6.30%
     Class C (2)    - 0.07             - 1.07                  - 1.44
     Class R (2)      0.0              N/A                        -

Premier Growth
 and Income Fund (3)

     Class A         48.24%             41.56%                 59.14%
     Class B         47.14              43.14                  61.52
     Class C         47.27              46.27                  66.26
     Class R         48.38              N/A                    69.48

_____________________________________
* Computations of average annual total return for periods of less than one year represent an annualization of the actual total return of the class for the applicable period.
(1)  Commencement of operations:  June 23, 1969
(2)  Commencement of operations:  January 3, 1996
(3)  Commencement of operations for each Class:  December 29, 1995


     From time to time, advertising material for a Fund may include biographical information relating to one or more of its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. Advertising materials for a Fund also may refer to Morningstar ratings and related analyses supporting the ratings.


                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

     Premier Aggressive Growth Fund is the oldest Dreyfus fund managed for growth of capital which has the ability to use investment techniques such as leverage, short-selling and options transactions.

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through September 30, 1996, the Company paid the Transfer Agent $296,204. Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transactions charges. For the period May 10, 1996 (effective date of custody agreement) through September 30, 1996, the Company paid the Custodian $20,084.

     Stroock & Stroock & Lavan, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.



                                  APPENDIX

     Description of S&P, Moody's, Fitch and Duff ratings:

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings
                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

                                     BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                      B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                     CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.



PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                               SEPTEMBER 30, 1996
COMMON STOCKS-109.5%                                                                       SHARES                   VALUE
                                                                                          ___________          _____________
       COMMERCIAL SERVICES-4.7%      Correctional Services Corp..................          275,000 (a,b)      $    3,884,375
                                     Corrections Corporation of America..........          400,000 (a)            12,500,000
                                     NuCo2.......................................          130,000 (a)             2,697,500
                                     Quintel Entertainment.......................          450,000 (a)             3,487,500
                                                                                                               _____________
                                                                                                                  22,569,375
                                                                                                               _____________
       CONSUMER DURABLES-2.2%        Sunbeam.....................................          450,000                10,406,250
                                                                                                               _____________
                   CONSUMER
         NON-DURABLES-12.6%          Philip Morris Cos...........................          250,000                22,437,500
                                     Quiksilver..................................          250,000 (a)             6,250,000
                                     Tommy Hilfiger..............................          320,000 (a)            18,960,000
                                     Ultrafem....................................          110,000 (a)             2,543,750
                                     Vista 2000..................................          550,000 (a,b)             275,000
                                     Warnaco Group, Cl. A........................          425,000                10,093,750
                                                                                                               _____________
                                                                                                                  60,560,000
                                                                                                               _____________
      CONSUMER SERVICES-16.8%        American Radio Systems, Cl. A...............          150,000 (a)             5,587,500
                                     Black Rock Golf.............................          100,000 (a)               475,000
                                     Casino Data Systems.........................          810,000 (a)            15,390,000
                                     Checkfree...................................          500,000 (a)            10,000,000
                                     Cinar Films, Cl. B..........................          508,181 (a,b)          13,244,467
                                     Film Roman..................................           85,000 (a)               850,000
                                     Metromedia International Group..............        1,700,000 (a)            18,062,500
                                     Sun International Hotels....................          330,000 (a)            16,912,500
                                                                                                               _____________
                                                                                                                 80,521,967
                                                                                                               _____________
             ELECTRONIC
           TECHNOLOGY-16.1%          Advanced Photonix, Cl. A....................          515,000 (a)             1,705,938
                                     Cisco Systems...............................          300,000 (a)            18,618,750
                                     Cree Research...............................          220,000 (a)             2,695,000
                                     Gilat Satellite Networks....................          350,000 (a)             6,168,750
                                     Gray Communications Systems, Cl. B..........          300,000                 5,437,500
                                     Intel.......................................          250,000                23,859,375
                                     MRV Communications..........................          475,000 (a)            12,231,250
                                     Personal Computer Products..................          975,000 (a)             1,696,500
                                     Storage Technology..........................          135,000 (a)             5,113,125
                                                                                                               _____________
                                                                                                                  77,526,188
                                                                                                               _____________
      ENERGY MINERALS-2.7%           Rutherford-Moran Oil........................          435,000 (a)            13,050,000
                                                                                                               _____________
      FINANCE-5.2%                   ASTA Funding................................          150,000 (a)               881,250
                                     American States Financial...................          500,000                11,625,000
                                     National Auto Credit........................          209,000 (a)             2,403,500
                                     Titan Holdings..............................          262,500                 3,904,688
PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                  SHARES                    VALUE
                                                                                          _______                   _______
             FINANCE (CONTINUED)     20th Century Industries.....................          350,000 (a)        $    6,168,750
                                                                                                               _____________
                                                                                                                  24,983,188
                                                                                                               _____________
           HEALTH SERVICES-5.2%      Complete Management.........................          450,000 (a,b)           7,087,500
                                     Core........................................          180,000 (a)             2,115,000
                                     EP MedSystems...............................          230,000 (a)             1,265,000
                                     Fresenius Medical AG, A.D.S. ...............          157,048 (a)             3,651,366
                                     HBO & Co....................................          100,000                 6,675,000
                                     Northstar Health Services...................          235,000 (a,b)             411,250
                                     OMEGA Health Systems........................          269,500 (a,b)           1,667,531
                                     OnGard Systems..............................          280,000 (a)               980,000
                                     OncorMed....................................          364,000 (a,b)           1,387,750
                                                                                                               _____________
                                                                                                                  25,240,397
                                                                                                               _____________
         HEALTH TECHNOLOGY-20.2%     Atlantic Pharmaceuticals....................           30,000 (a)               266,250
                                     Avigen......................................          245,000 (a)             1,255,625
                                     BioCryst Pharmaceuticals....................           60,000 (a)               765,000
                                     Fuisz Technologies..........................        1,260,000 (a,b)          16,380,000
                                     Guidant.....................................          200,000                11,050,000
                                     Guilford Pharmaceuticals....................          105,000 (a)             2,887,500
                                     Interneuron Pharmaceuticals.................          590,000 (a)            16,667,500
                                     MacroChem/Delaware..........................          662,500 (a)             2,484,375
                                     Microvision.................................          100,000 (a)               556,250
                                     NeoPharm....................................          200,000 (a)             1,500,000
                                     ONCOR.......................................          800,000 (a)             4,150,000
                                     Sepraco.....................................          300,000 (a)             4,237,500
                                     Teva Pharmaceutical Industries, A.D.R.......          640,000                29,680,000
                                     VIMRx Pharmaceuticals.......................        1,300,000 (a)             5,037,500
                                                                                                               _____________
                                                                                                                  96,917,500
                                                                                                               _____________
     INDUSTRIAL SERVICES-2.9%        Commodore Applied Technologies..............          700,000 (a)             4,637,500
                                     Global Marine...............................          579,500 (a)             9,127,125
                                                                                                               _____________
                                                                                                                  13,764,625
                                                                                                               _____________
    NON-ENERGY MINERALS-.5%          TVX Gold....................................          350,000 (a)             2,362,500
                                                                                                               _____________
    PROCESS INDUSTRIES-4.8%          Chromatics Color Science....................          155,000 (a)               775,000
                                     Crompton & Knowles..........................           900,000               14,737,500
                                     Grace (W.R) & Co............................          149,700 (a)             7,784,400
                                                                                                               _____________
                                                                                                                  23,296,900
                                                                                                               _____________
              PRODUCER
           MANUFACTURING-6.3%        Motorcar Parts & Accessories.................         250,000 (a)             3,312,500
                                     Olin.........................................         100,000                 8,400,000
                                     Raychem......................................         245,000                18,375,000
                                                                                                               _____________
                                                                                                                  30,087,500
                                                                                                               _____________

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                    SHARES                VALUE
                                                                                             _______              _______
    RETAIL TRADE-1.4%                Federated Department Stores..................         200,000 (a)        $    6,700,000
                                                                                                               _____________
      TECHNOLOGY SERVICES-5.1%       IMNET Systems................................         440,000 (a)             8,580,000
                                     Mercury Interactive..........................         795,000 (a)            11,030,625
                                     TriTeal......................................         350,000 (a)             5,075,000
                                                                                                               _____________
                                                                                                                  24,685,625
                                                                                                               _____________
     UTILITIES-2.8%                  Amnex........................................         800,000 (a)             2,700,000
                                     NorAm Energy.................................         730,000                10,858,750
                                                                                                               _____________
                                                                                                                  13,558,750
                                                                                                               _____________
                                     TOTAL COMMON STOCKS
                                       (cost $481,731,714)                                                      $526,230,765
                                                                                                              ==============
TOTAL INVESTMENTS (cost $481,731,714).....................................                  109.5%             $526,230,765
                                                                                            =======           ==============
LIABILITIES, LESS CASH AND RECEIVABLES....................................                  (9.5%)             $(45,573,233)
                                                                                            =======           ==============
NET ASSETS................................................................                  100.0%              $480,657,532
                                                                                            =======           ==============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $42,208,902)-see Note
    1(d).


See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                       SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $481,731,714)-see statement.....................................                                      $526,230,765
    Cash....................................................................                                            51,461
    Receivable for investment securities sold...............................                                         2,860,273
    Dividends receivable....................................................                                           343,488
    Receivable for subscriptions to Common Stock subscribed.................                                             4,917
    Prepaid expenses........................................................                                            16,037
                                                                                                                 ______________
                                                                                                                   529,506,941
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                $     297,764
    Due to Distributor......................................................                       99,262
    Bank loans payable-Note 2...............................................                   40,100,000
    Payable for investment securities purchased.............................                    7,360,464
    Payable for Common Stock redeemed.......................................                      557,388
    Loan commitment fees and interest payable...............................                      253,902
    Accrued expenses........................................................                      180,629           48,849,409
                                                                                            _____________        ______________
NET ASSETS..................................................................                                      $480,657,532
                                                                                                                 ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $445,577,889
    Accumulated net realized (loss) on investments..........................                                       (9,419,408)
    Accumulated net unrealized appreciation on investments-Note 4 (b).......                                        44,499,051
                                                                                                                 ______________
NET ASSETS at value.........................................................                                      $480,657,532
                                                                                                                 ==============
NET ASSET VALUE, per share:
    Class A Shares
      200 million shares of $1.00 par value authorized
      ($480,638,245 / 32,443,473 shares of Common Stock outstanding)........                                            $14.81
                                                                                                                       =======
    Class B Shares
      200 million shares of $1.00 par value authorized
      ($12,639 / 858 shares of Common Stock outstanding)....................                                            $14.73
                                                                                                                       =======
    Class C Shares
      200 million shares of $1.00 par value authorized
      ($1,453 / 98 shares of Common Stock outstanding)......................                                            $14.83
                                                                                                                       =======
    Class R Shares
      200 million shares of $1.00 par value authorized
      ($5,195 / 350 shares of Common Stock outstanding).....................                                            $14.84
                                                                                                                       =======



See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF OPERATIONS                                                                         YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $36,683 foreign taxes withheld at source)......                $ 4,164,039
      Interest..............................................................                    304,729
                                                                                           ____________
            TOTAL INCOME....................................................                                        $  4,468,768
    EXPENSES:
      Management fee-Note 3(a)..............................................                  3,965,630
      Interest-Note 2.......................................................                 2,009,924
      Shareholder servicing costs-Note 3(c).................................                 1,620,699
      Professional fees.....................................................                    99,728
      Directors' fees and expenses-Note 3(d)................................                    70,654
      Custodian fees-Note 3(c)..............................................                    70,018
      Loan commitment fees-Note 2...........................................                    67,814
      Prospectus and shareholders' reports..................................                    48,846
      Distribution fees-Note 3 (b)..........................................                       75
      Miscellaneous.........................................................                    4,032
                                                                                           ____________
            TOTAL EXPENSES..................................................                                           7,957,420
                                                                                                                     ____________
            INVESTMENT (LOSS)-NET...........................................                                         (3,488,652)
                                                                                                                     ____________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized (loss) on investments and foreign currency transactions (including
      options transactions).................................................               $(9,469,961)
    Net realized (loss) on forward currency exchange  contracts;
      Short transactions....................................................                 (157,429)
                                                                                           ____________
      NET REALIZED (LOSS)...................................................                                         (9,627,390)
    Net unrealized appreciation on investments and
      foreign currency transactions:
      Unaffiliated issuers..................................................                $ 8,483,047
      Affiliated issuers....................................................                  2,128,971               10,612,018
                                                                                                                     ____________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                             984,628
                                                                                                                     ____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                       $ (2,504,024)
                                                                                                                  ==============


See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                       _________________________________________
                                                                                             1995                     1996
                                                                                       ________________         ________________
OPERATIONS:
    Investment income (loss)-net............................................             $   14,579,338         $    (3,488,652)
    Net realized gain (loss) on investments.................................                 39,414,693              (9,627,390)
    Net unrealized appreciation on investments for the year.................                  6,873,811              10,612,018
                                                                                       ________________         ________________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                 60,867,842              (2,504,024)
                                                                                       ________________         ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net;
      Class A shares........................................................               (16,111,729)              (9,496,919)
    Net realized gain on investments;
      Class A shares........................................................                (8,422,040)             (38,124,274)
                                                                                       ________________         ________________
          TOTAL DIVIDENDS...................................................               (24,533,769)             (47,621,193)
                                                                                       ________________         ________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                 82,126,165              119,742,311
      Class B shares........................................................                      -                       13,886
      Class C shares........................................................                      -                       2,731
      Class R shares........................................................                      -                       5,239
    Dividends reinvested;
      Class A shares........................................................                 21,932,842              42,442,019
    Cost of shares redeemed;
      Class A shares........................................................              (138,675,507)            (203,500,906)
                                                                                       ________________         ________________
          (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..........               (34,616,500)             (41,294,720)
                                                                                       ________________         ________________
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                 1,717,573              (91,419,937)
NET ASSETS:
    Beginning of year.......................................................                570,359,896              572,077,469
                                                                                       ________________         ________________
    End of year (including undistributed investment income-net;
      $1,801,170 in 1995)...................................................              $ 572,077,469            $ 480,657,532
                                                                                      =================        =================




See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                              SHARES
                                                                   _____________________________________________________________
                                                                                    CLASS A                       CLASS B
                                                                   ____________________________________       __________________
                                                                                                                 YEAR ENDED
                                                                           YEAR ENDED SEPTEMBER 30,             SEPTEMBER 30,
                                                                   ____________________________________
                                                                        1995                    1996                1996*
                                                                   ____________              ___________           __________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................              5,218,666               7,915,922                 858
    Shares issued for dividends reinvested...............             1,526,294               2,844,638                  -
    Shares redeemed..........................................       (8,826,816)            (13,395,848)                  -
                                                                   ____________              ___________           __________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING..........       (2,081,856)             (2,635,288)                858
                                                                  =============           =============          =============

                                                                                                      SHARES
                                                                                      __________________________________________
                                                                                           CLASS C                 CLASS R
                                                                                      _________________      __________________
                                                                                         YEAR ENDED               YEAR ENDED
                                                                                        SEPTEMBER 30,           SEPTEMBER 30,
                                                                                           1996*                     1996*
                                                                                      _________________      __________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold..............................................                                 98                      350
    Shares issued for dividends reinvested...................                                  -                       -
    Shares redeemed..........................................                                  -                       -
                                                                                      _________________      __________________
      NET INCREASE IN SHARES OUTSTANDING.....................                                 98                     350
                                                                                     ==================     ====================
*From January 3, 1996 (commencement of initial offering) to September 30,
1996.




See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
FINANCIAL HIGHLIGHTS

Reference is made to pages 4 and 5 of the Fund's Prospectus dated February 1, 1997.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Equity Funds, Inc., (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering two series, including Premier Aggressive Growth Fund (the "Fund"). The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    On September 9, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Strategic Growth Fund to the Fund, in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange is expected to be approved by Premier Strategic Growth Fund shareholders on December 16, 1996 and to become effective on or after December 31, 1996.
    On January 2, 1996, the Company's Board of Directors approved a change of the Company's name, from "Premier Capital Growth Fund, Inc." to "Premier Equity Fund's, Inc." and to rename the existing Fund "Premier Capital Growth Fund". On September 9, 1996, the Company's Board of Directors approved a change of the Fund's name from "Premier Capital Growth Fund" to "Premier Aggressive Growth Fund" which became effective on September 23, 1996.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act.
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    In accordance with Statement of Position 93-2, the Fund reclassed $3,540,452 from paid in capital and $7,643,949 from undistributed realized gains to undistributed income.
    The Fund has an unused capital loss carryover of approximately $9,419,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINES OF CREDIT:
    The Fund may borrow up to $76 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit
PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the unused portion of the first $46 million on the line of credit utilized for leveraging. Outstanding borrowings under both arrangements on September 30, 1996 amounted to $40.1 million.
    The average daily amount of borrowings outstanding under both agreements during the year ended September 30, 1996 was approximately $31.5 million, with a related weighted average annualized interest rate of 6.39%. The maximum amount borrowed at any time during the year ended September 30, 1996, was $68.8 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed, with respect to Class A 1 1/2% of the average value of the Fund's net assets and with respect to each other Class the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended September 30, 1996.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $67,637 during the year ended September 30, 1996 from commissions earned on sales of the Fund's shares.
    (B) Effective January 3, 1996, the Fund adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act, to which it pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended September 30, 1996, $35 was charged to the Fund for the Class B shares and $40 was charged to the Fund for the Class C shares.
    (C) Effective January 2, 1996, the Fund adopted a Shareholder Services Plan, pursuant to which it pays the Distributor, for the provision of certain services to Fund shareholders at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services
PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended September 30, 1996, $975,463 was charged to Class A shares and during the period January 3, 1996 through September 30, 1996, $12 and $13 were charged to Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    Prior to January 2, 1996, the Fund's Shareholder Services Plan provided for the Fund to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period October 1, 1995 through January 1, 1996, the Fund was charged an aggregate of $190,772 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $288,258 during the period from December 1, 1995 through September 30, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through September 30, 1996, $17,565 was paid to Mellon pursuant to the custody agreement.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended September 30, 1996, amounted to $739,421,393 and $789,081,236, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At September 30, 1996, there were no forward currency exchange contracts outstanding.
    In addition, the following summarizes the Fund's covered call options written transactions during the year ended September 30, 1996:

                                                                                                        OPTIONS TERMINATED
                                                                                                       ________________________
                                                                                                                         NET
                                                              NUMBER OF        PREMIUMS                               REALIZED
                                                              CONTRACTS        RECEIVED                 COST            (LOSS)
                                                             ____________     ___________           ___________     ___________
    OPTIONS WRITTEN:
    Contracts outstanding
      September 30, 1995.....................                   1,700        $    462,384
    Contracts written........................                   1,700         $ 1,099,863
                                                             ____________     _____________
                                                                3,400           1,562,247
                                                             ____________     _____________
    Contracts Terminated;
      Closed.................................                   3,400          $ 1,562,247         $ 6,199,326      $(4,637,079)
                                                             ____________     _____________       =============    =============
    Contracts outstanding
      September 30, 1996.....................                       0                 $  0
                                                             ============     ==============

    The Fund may write or (sell) options in order to gain exposure to or protect against changes in the market. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.
    (B) At September 30, 1996, accumulated net unrealized appreciation on investments was $44,499,051, consisting of $91,882,939 gross unrealized appreciation and $47,383,888 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER AGGRESSIVE GROWTH FUND
    We have audited the accompanying statement of assets and liabilities of Premier Aggressive Growth Fund, including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Aggressive Growth Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
November 8, 1996



PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS                                                                      SEPTEMBER 30, 1996
COMMON STOCKS-77.5%                                                                                 SHARES             VALUE
                                                                                                    _______             ______
  BANKING-2.9%                       Bank of Boston.............................                     35,000       $  2,025,625
                                                                                                                        ______
  BASIC AND
  PROCESS INDUSTRIES-4.0%            Crompton & Knowles.........................                    100,000          1,637,500
                                     Thermo Ecotek..............................                     25,000 (a)        571,875
                                     Thermo Fibergen (Units)....................                     50,000 (a)        631,250
                                                                                                                        ______
                                                                                                                     2,840,625
                                                                                                                        ______
  CAPITAL GOODS-12.0%                Deere & Co.................................                     40,000          1,680,000
                                     Potash Corp. Saskatchewan..................                     20,000          1,462,500
                                     Sundstrand.................................                     50,000          1,950,000
                                     Thiokol....................................                     15,000            703,125
                                     Titan Wheel International..................                     50,000            750,000
                                     York International.........................                     40,000          1,935,000
                                                                                                                        ______
                                                                                                                     8,480,625
                                                                                                                        ______
  CONSUMER-11.3%                     Gargoyles..................................                     19,000 (a)        403,750
                                     General Nutrition..........................                     75,000 (a)      1,317,188
                                     Loehmann's.................................                     30,000 (a)        804,375
                                     Nabisco Holdings, Cl. A....................                     40,000          1,265,000
                                     Oakley.....................................                     50,000 (a)      2,125,000
                                     OfficeMax..................................                    150,000 (a)      2,100,000
                                                                                                                        ______
                                                                                                                     8,015,313
                                                                                                                        ______
  ENERGY-6.3%                        Amerada Hess...............................                     25,000          1,321,875
                                     Louisiana Land & Exploration...............                     15,000            789,375
                                     UGI........................................                    100,000          2,350,000
                                                                                                                        ______
                                                                                                                     4,461,250
                                                                                                                        ______
  HEALTH CARE-4.3%                   Baxter International.......................                     65,000          3,038,750
                                                                                                                        ______
  MEDIA/ENTERTAINMENT-7.0%           Tele-Comm Liberty Media Group, Cl. A ......                     50,000          1,431,250
                                     Time Warner................................                     50,000          1,931,250
                                     Viacom, Cl. B..............................                     45,000 (a)      1,597,500
                                                                                                                        ______
                                                                                                                     4,960,000
                                                                                                                        ______
  MINING AND METALS-1.3%             Brascan, Cl. A.............................                     50,000            925,000
                                                                                                                        ______
  REAL ESTATE-1.4%                   Merry Land & Investment....................                     45,000            961,875
                                                                                                                        ______
  TECHNOLOGY-14.6%                   Advanced Fibre Communications..............                     40,200 (a)      1,005,000
                                     Atmel......................................                     50,000 (a)      1,543,750
                                     Cadence Design System......................                      9,800 (a)        350,350
                                     Checkfree..................................                     80,000 (a)      1,600,000
                                     GT Interactive Software....................                     30,000 (a)        682,500
                                     Informix...................................                     70,000 (a)      1,951,250
                                     LSI Logic..................................                     50,000 (a)      1,162,500
                                     Mercury Interactive........................                     50,000 (a)        693,750
                                     National Semiconductor.....................                     25,000 (a)        503,125

PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES              VALUE
                                                                                                    _______             ______
  TECHNOLOGY (CONTINUED)             Structural Dynamics Research...............                     35,000 (a)  $     835,625
                                                                                                                        ______
                                                                                                                    10,327,850
                                                                                                                        ______
  TELECOMMUNICATIONS-6.0%            GTE........................................                     60,000          2,310,000
                                     SBC Communications.........................                     40,000          1,925,000
                                                                                                                        ______
                                                                                                                     4,235,000
                                                                                                                        ______
  TRANSPORTATION-3.7%                Canadian Pacific...........................                     50,000          1,156,250
                                     Union Pacific..............................                     20,000          1,465,000
                                                                                                                        ______
                                                                                                                     2,621,250
                                                                                                                        ______
  UTILITIES-2.7%                     Entergy....................................                     70,000          1,890,000
                                                                                                                        ______
                                     TOTAL COMMON STOCKS
                                       (cost $51,813,588).......................                                   $54,783,163
                                                                                                                        ======
CONVERTIBLE PREFERRED STOCKS-4.5%
  MEDIA/ENTERTAINMENT-1.1%           TCI Communications, Ser. A, $2.125.........                     20,000      $     797,500
                                                                                                                        ______
  TELECOMMUNICATIONS-3.4%            AirTouch Communications, Ser. C, 4.25%.....                     50,000          2,375,000
                                                                                                                        ______
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $3,355,070)........................                                  $  3,172,500
                                                                                                                        ======

                                                                                                    PRINCIPAL
CONVERTIBLE CORPORATE NOTES AND BONDS-6.9%                                                           AMOUNT
                                                                                                    _______
  CONSUMER-5.7%                      Home Depot, Sub. Notes,
                                       3.25%, 10/01/2001........................               $..2,000,000       $  2,042,500
                                     Pep Boys, Sub. Notes,
                                       Zero Coupon, 9/20/2011...................                  3,500,000          1,964,375
                                                                                                                        ______
                                                                                                                     4,006,875
                                                                                                                        ______
  HEALTH CARE-1.2%                   Complete Management, Sub. Deb.,
                                       8%, 8/15/2003............................                    700,000            856,625
                                                                                                                        ______
                                     TOTAL CONVERTIBLE CORPORATE NOTES
                                       AND BONDS
                                       (cost $4,634,360)........................                                  $  4,863,500
                                                                                                                        ======

PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           SEPTEMBER 30, 1996
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-11.8%                                                                        AMOUNT              VALUE
                                                                                                    _______             ______
  U.S. TREASURY BILLS:               5.06%, 10/3/1996...........................             $       14,000     $       13,996
                                     5.02%, 10/10/1996..........................                    170,000            169,796
                                     5.30%, 10/17/1996..........................                    145,000            144,685
                                     5.14%, 11/7/1996...........................                    500,000            497,470
                                     5.15%, 11/14/1996..........................                    802,000            797,172
                                     5.07%, 11/29/1996..........................                  1,802,000          1,787,440
                                     5.19%, 12/5/1996...........................                    909,000            900,837
                                     5.06%, 12/12/1996..........................                  4,050,000          4,009,824
                                                                                                                        ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $8,319,675)........................                                  $  8,321,220
                                                                                                                        ======
TOTAL INVESTMENTS (cost $68,122,693)............................................                     100.7%        $71,140,383
                                                                                                       ====             ======
LIABILITIES, LESS CASH AND RECEIVABLES..........................................                       (.7%)       $  (460,154)
                                                                                                       ====             ======
NET ASSETS......................................................................                     100.0%        $70,680,229
                                                                                                       ====             ======

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.



See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                      SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $68,122,693)-see statement......................................                                     $71,140,383
    Cash....................................................................                                         454,398
    Receivable for investment securities sold...............................                                       5,631,676
    Receivable for subscriptions to Common Stock............................                                         654,888
    Dividends and interest receivable.......................................                                         115,830
    Prepaid expenses........................................................                                          64,386
    Due from The Dreyfus Corporation and affiliates.........................                                          15,847
                                                                                                                      ______
                                                                                                                  78,077,408
LIABILITIES:
    Due to Distributor......................................................                   $     36,808
    Payable for investment securities purchased.............................                      7,234,360
    Payable for Common Stock redeemed.......................................                         80,575
    Accrued expenses........................................................                         45,436        7,397,179
                                                                                                      _____           ______
NET ASSETS  ................................................................                                     $70,680,229
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $66,072,731
    Accumulated undistributed investment income-net.........................                                          22,947
    Accumulated undistributed net realized gain on investments..............                                       1,566,861
    Accumulated net unrealized appreciation on investments-Note 4...........                                       3,017,690
                                                                                                                      ______
NET ASSETS at value.........................................................                                     $70,680,229
                                                                                                                      ======
NET ASSET VALUE per share:
    Class A Shares
      200 million shares of Common Stock authorized
      ($30,329,919 / 1,644,316 shares of Common Stock outstanding)..........                                          $18.45
                                                                                                                      ======
    Class B Shares
      200 million shares of Common Stock authorized
      ($37,534,132 / 2,043,282 shares of Common Stock outstanding)..........                                          $18.37
                                                                                                                      ======
    Class C Shares
      200 million shares of Common Stock authorized
      ($2,642,316 / 143,570 shares of Common Stock outstanding).............                                          $18.40
                                                                                                                      ======
    Class R Shares
      200 million shares of Common Stock authorized
      ($173,862 / 9,437 shares of Common Stock outstanding).................                                          $18.42
                                                                                                                      ======


See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,656 foreign taxes withheld at source).......                    $   308,009
      Interest..............................................................                        262,852
                                                                                                      _____
          TOTAL INCOME......................................................                                     $   570,861
    EXPENSES:
      Management fee-Note 3(a)..............................................                        174,186
      Distribution fees-Note 3 (b)..........................................                         95,424
      Shareholder servicing costs-Note 3(c).................................                         87,232
      Registration fees.....................................................                         48,789
      Legal fees............................................................                         47,490
      Audit fees............................................................                          9,000
      Prospectus and shareholders' reports..................................                          8,728
      Custodian fees-Note 3(c)..............................................                          3,632
      Directors' fees and expenses-Note 3(d)................................                          2,509
      Miscellaneous.........................................................                          1,757
                                                                                                      _____
          TOTAL EXPENSES....................................................                        478,747
      Less-reduction in management fee due to undertaking-Note 3(a).........                         93,014
                                                                                                      _____
          NET EXPENSES......................................................                                         385,733
                                                                                                                       _____
          INVESTMENT INCOME-NET.............................................                                         185,128
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain on investments........................................                     $1,566,861
    Net unrealized appreciation on investments..............................                      3,017,690
                                                                                                                       _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       4,584,551
                                                                                                                       _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $4,769,679
                                                                                                                       =====







See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996
OPERATIONS:
    Investment income-net...................................................................                   $     185,128
    Net realized gain on investments........................................................                       1,566,861
    Net unrealized appreciation on investments for the period...............................                       3,017,690
                                                                                                                      ______
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                       4,769,679
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................................                        (109,766)
      Class B shares........................................................................                         (49,896)
      Class C shares........................................................................                          (1,244)
      Class R shares........................................................................                          (1,275)
                                                                                                                      ______
          TOTAL DIVIDENDS...................................................................                        (162,181)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................................                      34,427,601
      Class B shares........................................................................                      38,453,822
      Class C shares........................................................................                       3,604,147
      Class R shares........................................................................                         664,097
    Dividends reinvested:
      Class A shares........................................................................                         100,028
      Class B shares........................................................................                          41,499
      Class C shares........................................................................                             829
      Class R shares........................................................................                           1,275
    Cost of shares redeemed:
      Class A shares........................................................................                      (6,181,710)
      Class B shares........................................................................                      (2,996,279)
      Class C shares........................................................................                      (1,311,627)
      Class R shares........................................................................                        (730,951)
                                                                                                                      ______
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............................                      66,072,731
                                                                                                                      ______
            TOTAL INCREASE IN NET ASSETS....................................................                      70,680,229
NET ASSETS:
    Beginning of period.....................................................................                              -
                                                                                                                      ______
    End of period (including undistributed investment
      income-net of $22,947 on September 30, 1996)..........................................                     $70,680,229
                                                                                                                      ======

                                                                                       SHARES
                                                        ____________________________________________________________________
                                                              CLASS A         CLASS B          CLASS C         CLASS R
                                                               ______        _______           _______         ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 1,979,771      2,212,839           216,822         49,451
    Shares issued for dividends reinvested.                     5,502          2,293                46             74
    Shares redeemed........................                  (340,957)      (171,850)          (73,298)       (40,088)
                                                               ______        _______           _______         ______
          NET INCREASE IN SHARES OUTSTANDING                1,644,316      2,043,282           143,570          9,437
                                                               ======        =======           =======         ======



See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

Reference is made to page 4 of the Fund's Prospectus dated February 1, 1997.

PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Equity Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering two series, including the Premier Growth and Income Fund (the "Fund") which commenced operations on December 29, 1995. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from December 29, 1995 through December 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding distribution expenses and certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $93,014 during the period ended September 30, 1996.

PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended September 30, 1996, $86,590 was charged to the Fund for the Class B shares and $8,834 was charged to the Fund for the Class C shares.
    (C) The Fund has adopted a Shareholder Services Plan, pursuant to which it pays a fee to the Distributor, for the provision of certain services to Fund shareholders at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1996, $25,466, $28,863 and $2,945 were charged to Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,946 during the period ended September 30, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through September 30, 1996, $2,519 was paid to Mellon pursuant to the custody agreement.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1996, amounted to $110,048,974 and $51,813,704, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $3,017,690, consisting of $3,796,522 gross unrealized appreciation and $778,832 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER GROWTH AND INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER GROWTH AND INCOME FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Growth and Income Fund (one of the Funds constituting Premier Equity Funds, Inc.) as of September 30, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from December 29, 1995 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Growth and Income Fund at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 29, 1995 to September 30, 1996, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
November 5, 1996